SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):     June 9, 2003
                                                               ------------



                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

     000-32273                                           88-0419183
(Commission File Number)                      (IRS Employer Identification No.)

     1045 STEPHANIE WAY
     MINDEN, NEVADA                                        89423
(Address of Principal Executive Offices)                 (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER  EVENTS.

     On June 9, 2003, Kingdom Ventures, Inc. (the "Company") announced an agreement in principle in which the Company would become the exclusive licensee and publisher of The Christian Times" in all jurisdictions in which the publication is not presently published. In addition, the Company will receive an option to acquire the distribution rights in the jurisdictions in which it is presently published.

ITEM 7.  EXHIBITS.

The following documents are filed as an Exhibit to this report:

99.1     Press Release dated June 9, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       KINGDOM VENTURES, INC.


Date:  June 9, 2003                    By:
                                               ---------------------------------
                                               Gene Jackson, President and Chief
                                               Executive Offier


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EXHIBIT INDEX

99.1     Press Release dated June 9, 2003.


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